October 5, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated October 5, 1999 of FIRSTPLUS Financial Group, Inc. and are in agreement with the statements contained in the first, second, third and fourth paragraphs on page two and the first and second paragraphs on page three therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                                     ERNST & YOUNG LLP